Retirement Plans (Schedule of Cost of Retirement Plans) (detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Mar. 31, 2015	Mar. 31, 2014	Mar. 31, 2013
Defined Benefit Plan, Net Periodic Benefit Cost [Abstract]
Service cost	$ 8,515	$ 7,752	$ 6,988
Interest cost	8,236	7,592	7,265
Expected return on plan assets	11,360	9,938	8,603
Amortization of net loss	(350)	(2,434)	(3,190)
Net periodic benefit cost	$ 5,741	$ 7,840	$ 8,840